Exhibit 99.1
                                                                  ------------


                     IN THE UNITED STATES BANKRUPTCY COURT

                         FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - - - - - - x
                                              :
In re:                                        :    Chapter 11
                                              :
POLAROID CORPORATION,                         :    Case No. 01-10864 (PJW)
         et al.,                              :
                                              :    Jointly Administered
                           Debtors.           :
                                              :
- - - - - - - - - - - - - - - - - - - - - - - x

               NOTICE OF FILING OF MONTHLY OPERATING REPORTS FOR
              PERIOD FROM FEBRUARY 3, 2003 THROUGH MARCH 2, 2003


            PLEASE TAKE NOTICE that on March 18, 2003, the debtors and debtors-in-possession in the above-captioned cases filed with the United States Bankruptcy Court for the District of Delaware the Monthly Operating Reports of Polaroid Corporation, et al., for the period from February 3, 2003 through March 2, 2003, attached hereto as Exhibit A (the "Monthly Operating Reports").

            PLEASE TAKE FURTHER NOTICE that contemporaneously herewith, copies of the Monthly Operating Reports were served on the parties set forth on Exhibit B attached hereto in the manner indicated thereon.

Dated:  Wilmington, Delaware
        March 18, 2003


                                     /s/ Mark L. Desgrosseilliers
                                    -------------------------------------------
                                    Gregg M. Galardi (I.D. No. 2991)
                                    Mark L. Desgrosseilliers (I.D. No. 4083)
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                      & FLOM LLP
                                    One Rodney Square
                                    P.O. Box 636
                                    Wilmington, Delaware  19899-0636
                                    (302) 651-3000

                                        - and -

                                    Eric W. Kaup
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                        & FLOM (ILLINOIS)
                                    333 West Wacker Drive
                                    Chicago, Illinois 60606
                                    (312) 407-0700

                                    Attorneys for Debtors and
                                      Debtors-in-Possession

                                   EXHIBIT A

                     TRANSMITTAL OF FINANCIAL REPORTS AND
                       CERTIFICATION OF COMPLIANCE WITH
                 UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                        FOR PERIOD ENDED March 2, 2003



Debtors Names:                                                Case Number:

Polaroid Corporation                                          01-10864
Inner City, Inc.                                              01-10865
Polaroid Asia Pacific Limited                                 01-10866
Polaroid Latin America Corp.                                  01-10867
Polaroid Digital Solutions, Inc.                              01-10868
Polaroid Eyewear, Inc.                                        01-10869
Polaroid ID Systems, Inc.                                     01-10870
Polaroid Malaysia Limited                                     01-10871
PRD Capital, Inc.                                             01-10872
PRD Investment, Inc.                                          01-10874
International Polaroid Corporation                            01-10875
Mag-Media Ltd.                                                01-10876
PMC, Inc.                                                     01-10877
Polaroid Asia Pacific International, Inc.                     01-10878
Polaroid Dry Imaging, LLC                                     01-10879
Polaroid Eyewear FarEast, Inc.                                01-10881
Polaroid Memorial Drive, LLC                                  01-10882
Sub Debt Partners Corp.                                       01-10883
Polaroid Online Services, Inc.                                01-10884
Polaroid Partners, Inc.                                       01-10885
Polint, Inc.                                                  01-10886



As President of Primary PDC, Inc. (formerly Polaroid Corporation), I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

     Balance Sheet
     Statement of Cash Receipts and Cash Disbursements
     Statement of Postpetition Taxes


along with the debtor questionnaire and that this information has been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors' financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all post-petition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (See Exhibit A for information on payments of professional fees paid in February 2003.)

5) That no payments were made by or on behalf of any of the Debtors other than Primary PDC, Inc., for the period February 3, 2003 through and including March 2, 2003.

Primary PDC, Inc. (formerly Polaroid Corporation) under my direction and supervision prepared the attached monthly report. Primary PDC, Inc. (formerly Polaroid Corporation) verifies that to the best of its knowledge, the information provided herein is true and correct. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.



Dated:   March 17, 2003                          /s/ Kevin Pond
                                                 ------------------------------
                                                 Debtor in Possession

                                                 Title:  President

                                                 Phone Number: (781) 386-2000

                             POLAROID CORPORATION
                             DEBTOR QUESTIONNAIRE
                                 February 2003



Must be completed each month                                                                 Yes               No

1.  Have any assets been sold or transferred outside the normal course of business                             No
    this reporting period?  If yes, provide an explanation below.

2.  Have any funds been disbursed from any account other than a debtor in possession                           No
    account this reporting period?  If yes, provide an explanation below.
    Note: All cash disbursements for the month of February 2003 were made in the
    Polaroid Corporation (renamed Primary PDC, Inc.) entity. No other cash disbursements were made in February 2003 by the other Debtor companies.

3.  Have all postpetition tax returns been timely filed? If no, provide an                   Yes (A)
    explanation below.
    (A) As previously reported in the December 2001 report to the Bankruptcy
    Court, Primary PDC, Inc. (formerly Polaroid Corporation), with the approval of the Court, sold its large government identification business assets to Digimarc Corporation ("Digimarc"). In three states where the assets that were sold are located, Primary PDC, Inc. could be subject to a sales tax on the net book value of the assets. Digimarc has stated that they have applied to these three states to be a reseller of ID assets to a wholly owned LLC. If so, the three states would issue a resale certificate to Digimarc and they would send a copy of this certificate to Primary PDC,
    Inc. who would not have to pay a sales tax on the sale.

    As of the date of this report, Primary PDC, Inc. has not received any resale certificates from Digimarc. However, Digimarc has applied for them.
    Primary PDC, Inc. has filed the state sales tax returns for the period in question without remitting sales tax to the three states. Primary PDC, Inc. expects that this issue will be resolved shortly. If the states in question deny resale status to Digimarc, Primary PDC, Inc. would owe the three states approximately $600,000 plus interest. Although Primary PDC, Inc. believes such an outcome would be unlikely, Primary PDC, Inc. has sufficient cash to cover any adverse conclusion on this matter.

4.  Are workers compensation, general liability and other necessary insurance                Yes
    coverages in effect?  If no, provide an explanation below.


                                                Polaroid Corporation
                                    Statement of Cash Receipts and Disbursements
                                      Period February 3, 2003 - March 2, 2003
                                                   (in U.S. $'s)



                                             Beginning                                         Ending
                                              Book                   Transfers                  Book      Reconciling    Bank
Account Name                  Account #      Balance       Receipts  In/ (Out)  Disbursements  Balance      Items       Balance
------------                 -----------    -----------    --------  ---------  -------------  -------    -----------   -------

Bank of New York              6903534891/  $7,485,653.67
                             76001691637
Cash Receipts:

Account transfer

Tax/ escrow refunds                                       $13,384.90

Interest                                                   $3,583.47

Other recoveries

Cash Disbursements:

Professional fee payments
  (See Exhibit A)                                                              $240,819.38

Management and
   transitional services                                                       $167,585.82

Other payments made pursuant
  to an order of the Court                                                     $400,000.00

All other costs                                                                $ 68,713.26
                                           -------------  ----------   -----   -----------  -------------  ----------  -------------

Balance at March 2, 2003                   $7,485,653.67  $16,968.37   $0.00   $877,118.46  $6,625,503.58  $98,955.33  $6,724,458.91


JP Morgan Chase Tax
  Escrow Account              507-895053   $4,031,680.05

Cash Receipts:

Interest                                                   $2,357.15

Cash Disbursements:

Account transfer

Tax payments
                                           -------------    ---------   -----        -----  -------------       -----  -------------

Balance at March 2, 2003                   $4,031,680.05   $2,357.15    $0.00        $0.00  $4,034,037.20       $0.00  $4,034,037.20
                                           -------------    ---------   -----        -----  -------------       -----  -------------

Balance at March 2, 2003                   $11,517,333.72 $19,325.52    $0.00  $877,118.46 $10,659,540.78  $98,955.33 $10,758,496.11
                                           ============== ==========    =====  =========== ==============  ========== ==============


[The Bank of New York Letterhead]                                                                    Business Banking Statement

                                                                       Period:          02/01/03 to 02/28/03
                                                                       Page:            1 of 4
                                                                       Enclosures:      77
                                                                                                                           4970
                                                                                                                         --9--K
                                            PRIMARY PDC, INC
                                            1265 MAIN ST
                                            WALTHAM, MA  02451-1743

Summary                                                                                                            Credit
of Accounts          Account Type            Account No.                      Assets             Loans           Available
                     Checking Account        690-3534891                           155,000.00

                     Mutual Fund             76001691637                         6,569,458.91

                     TOTAL                                                       6,724,458.91               .00                .00
                     ----------------------- -------------------------- ------------------ ----------------- ------------------

Mutual Fund          MUTUAL FUNDS
Information          -   are NOT insured by the FDIC
                     -   are NOT deposits or other obligations of The Bank of New York and are NOT guaranteed by The Bank of New York; and
                     -   are subject to investment risks, including possible loss of principal amount invested.

Check                Activity                                                                           Account No. 690-3534891
Invest
                     Date    Description                                      Debits            Credits            Balance
                     02/01   OPENING BALANCE                                                                            155,000.00
                     ------- ------------------------------------------ ------------------ ----------------- ------------------
                     02/03   4 CHECKS                                               33,343.90-                          121,656.10
                     02/03   CHECKINVEST TRANSFER                                                     33,343.90         155,000.00
                     02/04   3 CHECKS                                               29,413.35-                          125,586.65
                     02/04   CHECKINVEST TRANSFER                                                     29,413.35         155,000.00
                     02/05   2 CHECKS                                                2,595.00-                          152,405.00
                     02/05   CHECKINVEST TRANSFER                                                      2,595.00         155,000.00
                     02/06   1 CHECK                                                 5,000.00-                          150,000.00
                     02/06   CHECKINVEST TRANSFER                                                      5,000.00         155,000.00
                     02/07   DEPOSIT                                                                   3,600.00         158,600.00
                     02/07   B/O POLAROID CORP.                                                        1,269.23         159,869.23
                             2003020701654NPN
                     02/07   4 CHECKS                                               17,550.00-                          142,319.23
                     02/07   CHECKINVEST TRANSFER                                                     12,680.77         155,000.00
                     02/10   DEPOSIT                                                                   1,772.00         156,772.00
                     02/11   2 CHECKS                                               15,001.87-                          141,770.13
                     02/11   CHECKINVEST TRANSFER                                                     13,229.87         155,000.00
                     02/12   2 CHECKS                                               42,283.93-                          112,716.07
                     02/12   CHECKINVEST TRANSFER                                                     24,283.93         155,000.00
                     02/13   2 CHECKS                                              100,145.95-                           54,854.05
                     02/13   CHECKINVEST TRANSFER                                                    100,145.95         155,000.00
                     02/18   3 CHECKS                                              567,935.32-                          412,935.32




[JPMorganChase Letterhead]     MONEY MARKET ACCOUNT INTEREST ADVICE   Please retain this to facilitate account reconciliation

POLAROID-OEP IMAGING CORPORATION                                                JPMorgan Chase Bank
JPMORGAN CHASE BANK                                                             Capital Markets Fiduciary Services
ITS/SHARON CHUT-KHAN, RM                                                        450 West 33rd Street
450 WEST 33RD STREET, 15TH FLOOR                                                New York, New York  10001
NEW YORK  NY  10001


                                                            Account Number            Period Date             Advice Date
                                                              000507895053             02-01-03 - 02-28-03    MARCH 3, 2003

                           ------RATE-------                CLOSING BALANCE           DAILY INTEREST          CUMULATIVE
DATE              1 DAY                       YEAR                                    EARNED                   INTEREST
01-FEB       0.0022739            0.83%                     4,031,680.05              91.68                   91.68
02-FEB       0.0022739            0.83%                     4,031,680.05              91.68                   183.36
03-FEB       0.0021917            0.080%                    4,031,680.05              88.37                   271.72
04-FEB       0.0019452            0.71%                     4,031,680.05              78.42                   350.15
05-FEB       0.0019452            0.71%                     4,031,680.05              78.42                   428.57

06-FEB       0.0020000            0.73%                     4,031,680.05              80.63                   509.21
07-FEB       0.0019452            0.71%                     4,031,680.05              78.42                   587.63
08-FEB       0.0019452            0.71%                     4,031,680.05              78.42                   666.06
09-FEB       0.0019452            0.71%                     4,031,680.05              78.42                   744.48
10-FEB       0.0020547            0.75%                     4,031,680.05              82.84                   827.32

11-FEB       0.0019726            0.72%                     4,031,680.05              79.53                   906.85
12-FEB       0.0020000            0.73%                     4,031,680.05              80.63                   987.49
13-FEB       0.0021369            0.78%                     4,031,680.05              86.16                   1,073.64
14-FEB       0.0021917            0.80%                     4,031,680.05              88.37                   1,162.01
15-FEB       0.0021917            0.80%                     4,031,680.05              88.37                   1,250.37

16-FEB       0.0021917            0.80%                     4,031,680.05              88.37                   1,338.74
17-FEB       0.0021917            0.80%                     4,031,680.05              88.37                   1,427.10
18-FEB       0.0023287            0.85%                     4,031,680.05              93.89                   1,520.99
19-FEB       0.0020273            0.74%                     4,031,680.05              81.74                   1,602.73
20-FEB       0.0020547            0.75%                     4,031,680.05              82.84                   1,685.57

21-FEB       0.0019452            0.71%                     4,031,680.05              78.42                   1,764.00
22-FEB       0.0019452            0.71%                     4,031,680.05              78.42                   1,842.42
23-FEB       0.0019452            0.71%                     4,031,680.05              78.42                   1,920.85
24-FEB       0.0020547            0.75%                     4,031,680.05              82.84                   2,003.69
25-FEB       0.0021369            0.78%                     4,031,680.05              86.16                   2,089.85

26-FEB       0.0021369            0.78%                     4,031,680.05              86.16                   2,176.00
27-FEB       0.0022191            0.81%                     4,031,680.05              89.47                   2,265.47
28-FEB       0.0022739            0.83%                     4,034,037.20              91.68                   2,357.15

TOTAL INTEREST CREDITED FOR THIS PERIOD                     2,357.15


                                                POLAROID CORPORATION
                                          PROFESSIONAL FEE PAYMENT SUMMARY


              PROFESSIONAL VENDOR                        Nov, 2001        Dec, 2001     Jan, 2002      Feb, 2002        Mar, 2002
              -------------------                        ---------        ---------     ---------      ---------        ---------

Skadden, Arps, Slate, Meagher & Flom (Illinois)                                                                          $965,791
Zolfo Cooper, LLC                                                                                       $340,166         $225,000
KPMG LLP
Bingham Dana LLP
---------------------------------------------
| Dresdner Kleinwort Wasserstein, Inc.        |                                                                          $335,796
| Miller, Buckfire, Lewis                     |
---------------------------------------------
Donlin, Recano & Company, Inc.                             $19,500                                       $85,611          $25,000
Akin, Gump, Strauss, Hauer & Feld, L.L.P.
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                                                  $351,399
Groom Law Group
McShane
Greenberg Traurig LLP
Buck Consultants
Wind Down Associates, LLC

                                                       ----------------------------------------------------------------------------
     TOTAL                                                 $19,500             $0            $0         $777,176       $1,551,587
                                                       ----------------------------------------------------------------------------

ORDINARY COURSE PROFESSIONAL VENDOR
-----------------------------------

Arthur Andersen LLP                                                                      $8,400
Foley Hoag & Eliot
Horal & Chvosta Law Offices
Merrill Communication
Pro-Legal Services
Goodwin Procter
Ikon Office Solutions
Kekst & Company Inc
JP Morgan
Kilkpatrick & Lockhart LLP
David Feldman & Associates
Davies Polk & Wardwell
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC
Coffman, De Fries & Northern
American Stock Transfer & Trust
FTI Consultants
Baker Botts, LLP
Reimer & Braunstein, LLP
Morrison & Forester, LLP
Baker & McKenzie

                                                       ----------------------------------------------------------------------------
     TOTAL                                                      $0             $0        $8,400               $0               $0
                                                       ----------------------------------------------------------------------------

                                                       ----------------------------------------------------------------------------
     TOTAL ALL PROFESSIONALS                               $19,500             $0        $8,400         $777,176       $1,551,587
                                                       ============================================================================


[TABLE CONTINUED]

           PROFESSIONAL VENDOR                            Apr, 2002      May, 2002       June, 2002      July, 2002     August, 2002
           -------------------                            ---------      ---------       ----------      ----------    ------------
Skadden, Arps, Slate, Meagher & Flom (Illinois)                                                            $552,209     $1,049,686
Zolfo Cooper, LLC                                          $304,000       $286,000         547,000         $256,834       $263,542
KPMG LLP                                                                  $320,269          14,953                         $86,663
Bingham Dana LLP
----------------------------------------------
| Dresdner Kleinwort Wasserstein, Inc.        |                                                            $711,204
| Miller, Buckfire, Lewis                     |
----------------------------------------------
Donlin, Recano & Company, Inc.                              $30,000        $55,000          98,000                        $118,285
Akin, Gump, Strauss, Hauer & Feld, L.L.P.                  $264,468                        324,000         $214,532       $111,431
Young Conaway Stargatt & Taylor LLP                                                                              $0
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.     $130,000       $125,000         130,000         $378,601
Groom Law Group                                                                            200,000
McShane                                                      $9,666        $20,479                                          $4,966
Greenberg Traurig LLP
Buck Consultants
Wind Down Associates, LLC

                                                         --------------------------------------------------------------------------
     TOTAL                                                 $738,134       $806,748      $1,313,953       $2,113,380     $1,634,573
                                                         --------------------------------------------------------------------------

ORDINARY COURSE PROFESSIONAL VENDOR
-----------------------------------

Arthur Andersen LLP                                                        $12,768
Foley Hoag & Eliot                                                                                                             440
Horal & Chvosta Law Offices                                                                                                   2125
Merrill Communication                                                                                                        11567
Pro-Legal Services                                                                                                            1625
Goodwin Procter                                                                                                               9722
Ikon Office Solutions                                                                                                        15427
Kekst & Company Inc
JP Morgan
Kilkpatrick & Lockhart LLP
David Feldman & Associates
Davies Polk & Wardwell
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC
Coffman, De Fries & Northern
American Stock Transfer & Trust
FTI Consultants
Baker Botts, LLP
Reimer & Braunstein, LLP
Morrison & Forester, LLP
Baker & McKenzie

                                                         --------------------------------------------------------------------------
     TOTAL                                                       $0        $12,768              $0               $0        $40,906
                                                         --------------------------------------------------------------------------

                                                         --------------------------------------------------------------------------
     TOTAL ALL PROFESSIONALS                               $738,134       $819,516      $1,313,953       $2,113,380     $1,675,479
                                                         ==========================================================================

[TABLE CONTINUED]

               PROFESSIONAL VENDOR                    Sept, 2002     Oct, 2002      Nov, 2002     Dec, 2002    Jan, 2003  Feb, 2003
               -------------------                    ----------     ---------      ---------     ---------    ---------  ---------

Skadden, Arps, Slate, Meagher & Flom (Illinois)                      $1,795,123     $ 357,703        77647                    73614
Zolfo Cooper, LLC                                         231683       $502,971     $ 192,769                      42840      32483
KPMG LLP                                                               $225,536                      31800
Bingham Dana LLP                                                        $11,629
--------------------------------------------
| Dresdner Kleinwort Wasserstein, Inc.      |
| Miller, Buckfire, Lewis                   |                          $481,767
 -------------------------------------------
Donlin, Recano & Company, Inc.                             24558        $16,904      $ 44,587        17398         37738      14969
Akin, Gump, Strauss, Hauer & Feld, L.L.P.                 387916       $416,558     $ 140,135       194866         39347      40288
Young Conaway Stargatt & Taylor LLP                                     $54,253
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                 $233,343                     509600        120738
Groom Law Group                                            27510        $63,644                                   116652
McShane                                                     2989        $12,296                       8140          8880       2164
Greenberg Traurig LLP
Buck Consultants                                           13884          41136       $ 3,312         7314          2494
Wind Down Associates, LLC                                                                            29096         97202      24908

                                                      ------------------------------------------------------------------------------
     TOTAL                                              $688,540     $3,855,160      $738,506       875861        465892     188426
                                                      ------------------------------------------------------------------------------

ORDINARY COURSE PROFESSIONAL VENDOR
-----------------------------------

Arthur Andersen LLP
Foley Hoag & Eliot
Horal & Chvosta Law Offices                                    0
Merrill Communication                                                      1795
Pro-Legal Services                                                                                                            11584
Goodwin Procter                                                            5705                        606
Ikon Office Solutions
Kekst & Company Inc                                        13683
JP Morgan                                                      0                                      1825         -1825
Kilkpatrick & Lockhart LLP                                 10263          46672      $ 16,407         7712                    16557
David Feldman & Associates                                 15550
Davies Polk & Wardwell                                     43336          13258                                    26552      17635
Thommessen Krefting Greve LLP                               2221
Duplicating USC, Inc.                                       6732
Hewitt Associates LLC                                          0           7213                       2094           788       3417
Coffman, De Fries & Northern                                   0           3290
American Stock Transfer & Trust                                0           3200                       6400                     3200
FTI Consultants                                                                                      14390
Baker Botts, LLP                                                                                       119
Reimer & Braunstein, LLP                                                                              3064
Morrison & Forester, LLP                                                                             17012          1572
Baker & McKenzie                                                                                       666

                                                      ------------------------------------------------------------------------------
     TOTAL                                               $91,785        $81,133       $16,407        53888         27087      52393
                                                      ------------------------------------------------------------------------------

                                                      ------------------------------------------------------------------------------
     TOTAL ALL PROFESSIONALS                            $780,325     $3,936,293      $754,913     $929,749        492979     240819
                                                       =============================================================================

CONSOLIDATED POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of March 2, 2003
(in U.S. $'s)



ASSETS

TOTAL CASH                                                  10,659,541

NET RECEIVABLES - THIRD PARTY                                  285,000
NET RECEIVABLES - INTERCOMPANY                                       -
NET INVENTORIES                                                      -
TOTAL PREPAID EXPENSES                                               -

                                                       ----------------
TOTAL CURRENT ASSETS                                        10,944,541
                                                       ----------------

NET FIXED ASSETS                                                     -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                            -
OTHER NONCURRENT ASSETS                                        462,226

TOTAL NON-CURRENT ASSETS                                       462,226

                                                       ----------------
TOTAL ASSETS                                                11,406,767
                                                       ================


LIABILITIES
POST-PETITION NOTES                                                  -
POST-PETITION PAYABLES - THIRD PARTY                           960,129
POST-PETITION PAYABLES - INTERCOMPANY                                -
TOTAL POST-PETITION ACCRUALS                                   695,478

                                                       ----------------
TOTAL POST-PETITION CURRENT LIABILITIES                      1,655,607

TOTAL POST-PETITION NON-CURRENT LIABILITIES                          -

TOTAL PREPETITION  LIABILITIES                             860,978,847
                                                       ----------------
TOTAL LIABILITIES                                          862,634,454

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                    (851,227,687)

                                                       ----------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                      11,406,767
                                                       ================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of March 2, 2003
(in U.S. $'s)

                                                          Polaroid        Polaroid Latin     Polaroid Asia
                                                        Corporation        America Corp.      Pacific Ltd.      Inner City, Inc.
                                                 ------------------------------------------------------------------------------
ASSETS

TOTAL CASH                                             10,659,541                  -               -                    -

NET RECEIVABLES - THIRD PARTY                             285,000                  -               -                    -
NET RECEIVABLES - INTERCOMPANY                                  -                  -               -                    -
NET INVENTORIES                                                 -                  -               -                    -
TOTAL PREPAID EXPENSES                                          -                  -               -                    -

                                                 ------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                   10,944,541                  -               -                    -
                                                 ------------------------------------------------------------------------------

NET FIXED ASSETS                                                -                  -               -                    -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES              78,611,939                  -               -                    -
OTHER NONCURRENT ASSETS                                   462,226                  -               -                    -

TOTAL NON-CURRENT ASSETS                               79,074,165                  -               -                    -

                                                 ------------------------------------------------------------------------------
TOTAL ASSETS                                           90,018,706                  -               -                    -
                                                 ==============================================================================


LIABILITIES
POST-PETITION NOTES                                             -                  -               -                    -
POST-PETITION PAYABLES - THIRD PARTY                      960,129                  -               -                    -
POST-PETITION PAYABLES - INTERCOMPANY                           -                  -               -                    -
TOTAL POST-PETITION ACCRUALS                              695,478                  -               -                    -

                                                 -------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                 1,655,607                  -               -                    -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                     -                  -               -                    -

TOTAL PREPETITION  LIABILITIES                        859,600,046            202,165          64,705               77,106

                                                 -------------------------------------------------------------------------------
TOTAL LIABILITIES                                     861,255,653            202,165          64,705               77,106

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)               (771,236,947)          (202,165)        (64,705)             (77,106)

                                                 -------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                 90,018,706                  0               -                    -
                                                 ===============================================================================


(Continuation of Table)


                                                   Polaroid       Polaroid Digital       Polaroid ID           Polaroid
                                                 Eyewear, Inc.    Solutions, Inc.       Systems, Inc.       Malaysia, Ltd.
                                                ----------------------------------------------------------------------------
ASSETS

TOTAL CASH                                              -                    -                   -                     -

NET RECEIVABLES - THIRD PARTY                           -                    -                   -                     -
NET RECEIVABLES - INTERCOMPANY                          -                    -                   -                     -
NET INVENTORIES                                         -                    -                   -                     -
TOTAL PREPAID EXPENSES                                  -                    -                   -                     -

                                                ----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                    -                    -                   -                     -
                                                ----------------------------------------------------------------------------

NET FIXED ASSETS                                        -                    -                   -                     -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES               -                    -                   -                     -
OTHER NONCURRENT ASSETS                                 -                    -                   -                     -

TOTAL NON-CURRENT ASSETS                                -                    -                   -                     -

                                                ----------------------------------------------------------------------------
TOTAL ASSETS                                            -                    -                   -                     -
                                                ============================================================================


LIABILITIES
POST-PETITION NOTES                                     -                    -                   -                     -
POST-PETITION PAYABLES - THIRD PARTY                    -                    -                   -                     -
POST-PETITION PAYABLES - INTERCOMPANY                   -                    -                   -                     -
TOTAL POST-PETITION ACCRUALS                            -                    -                   -                     -

                                                ----------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                 -                    -                   -                     -

TOTAL POST-PETITION NON-CURRENT LIABILITIES             -                    -                   -                     -

TOTAL PREPETITION  LIABILITIES                          -                    -             828,812               199,078

                                                ----------------------------------------------------------------------------
TOTAL LIABILITIES                                       -                    -             828,812               199,078

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                  -                    -            (828,812)             (199,078)

                                                ----------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                  -                    -                   -                     -
                                                ============================================================================

(Continuation of Table)

                                                    Sub Debt                 PRD                 PRD          Polaroid Memorial
                                                 Partners Corp.        Investment, Inc.     Capital, Inc.         Drive LLC
                                               ----------------------------------------------------------------------------------
ASSETS

TOTAL CASH                                                  -                      -               -                       -

NET RECEIVABLES - THIRD PARTY                               -                      -               -                       -
NET RECEIVABLES - INTERCOMPANY                              -                      -               -                       -
NET INVENTORIES                                             -                      -               -                       -
TOTAL PREPAID EXPENSES                                      -                      -               -                       -

                                               ----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                        -                      -               -                       -
                                               ----------------------------------------------------------------------------------

NET FIXED ASSETS                                            -                      -               -                       -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                   -                      -               -                       -
OTHER NONCURRENT ASSETS                                     -                      -               -                       -

TOTAL NON-CURRENT ASSETS                                    -                      -               -                       -

                                               ----------------------------------------------------------------------------------
TOTAL ASSETS                                                -                      -               -                       -
                                               ==================================================================================


LIABILITIES
POST-PETITION NOTES                                         -                      -               -                       -
POST-PETITION PAYABLES - THIRD PARTY                        -                      -               -                       -
POST-PETITION PAYABLES - INTERCOMPANY                       -                      -               -                       -
TOTAL POST-PETITION ACCRUALS                                -                      -               -                       -

                                               ----------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                     -                      -               -                       -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                 -                      -               -                       -

TOTAL PREPETITION  LIABILITIES                            673                      -               -                       -

                                               ----------------------------------------------------------------------------------
TOTAL LIABILITIES                                         673                      -               -                       -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                   (673)                     -               -                       -

                                               ----------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                      -                      -               -                       -
                                               ==================================================================================


(Continuation of Table)


                                                                                      Polaroid Asia
                                                      Polaroid                            Pacific
                                                   Partners, Inc.    Polint, Inc.    International, Inc.    PMC, Inc.
                                              ---------------------------------------------------------------------------
ASSETS

TOTAL CASH                                                  -               -                      -            -

NET RECEIVABLES - THIRD PARTY                               -               -                      -            -
NET RECEIVABLES - INTERCOMPANY                              -               -                      -            -
NET INVENTORIES                                             -               -                      -            -
TOTAL PREPAID EXPENSES                                      -               -                      -            -

                                               --------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                        -               -                      -            -
                                               --------------------------------------------------------------------------

NET FIXED ASSETS                                            -               -                      -            -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                   -               -                      -            -
OTHER NONCURRENT ASSETS                                     -               -                      -            -

TOTAL NON-CURRENT ASSETS                                    -               -                      -            -

                                               --------------------------------------------------------------------------
TOTAL ASSETS                                                -               -                      -            -
                                               ==========================================================================


LIABILITIES
POST-PETITION NOTES                                         -               -                      -            -
POST-PETITION PAYABLES - THIRD PARTY                        -               -                      -            -
POST-PETITION PAYABLES - INTERCOMPANY                       -               -                      -            -
TOTAL POST-PETITION ACCRUALS                                -               -                      -            -

                                               --------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                     -               -                      -            -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                 -               -                      -            -

TOTAL PREPETITION  LIABILITIES                              -               -                  6,034          228

                                               --------------------------------------------------------------------------
TOTAL LIABILITIES                                           -               -                  6,034          228

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                      -               -                 (6,034)        (228)

                                               --------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                      -               -                      -            -
                                               ==========================================================================


(Continuation of Table)


                                                International      Mag Media,       Polaroid Eyewear      Polaroid Dry
                                               Polaroid Corp.        Limited         Far East Inc.        Imaging LLC
                                              ---------------------------------------------------------------------------
ASSETS

TOTAL CASH                                               -               -                      -                -

NET RECEIVABLES - THIRD PARTY                            -               -                      -                -
NET RECEIVABLES - INTERCOMPANY                           -               -                      -                -
NET INVENTORIES                                          -               -                      -                -
TOTAL PREPAID EXPENSES                                   -               -                      -                -

                                               --------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                     -               -                      -                -
                                               --------------------------------------------------------------------------

NET FIXED ASSETS                                         -               -                      -                -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                -               -                      -                -
OTHER NONCURRENT ASSETS                                  -               -                      -                -

TOTAL NON-CURRENT ASSETS                                 -               -                      -                -

                                               --------------------------------------------------------------------------
TOTAL ASSETS                                             -               -                      -                -
                                               ==========================================================================


LIABILITIES
POST-PETITION NOTES                                      -               -                      -                -
POST-PETITION PAYABLES - THIRD PARTY                     -               -                      -                -
POST-PETITION PAYABLES - INTERCOMPANY                    -               -                      -                -
TOTAL POST-PETITION ACCRUALS                             -               -                      -                -

                                               --------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                  -               -                      -                -

TOTAL POST-PETITION NON-CURRENT LIABILITIES              -               -                      -                -

TOTAL PREPETITION  LIABILITIES                           -               -                      -                -

                                               --------------------------------------------------------------------------
TOTAL LIABILITIES                                        -               -                      -                -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                   -               -                      -                -

                                               --------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                   -               -                      -                -
                                               ==========================================================================

(Continuation of Table)


                                               Polaroid
                                                Online
                                              Services, Inc.         Subtotal     US Adjustments   Eliminations         Total
                                             -----------------------------------------------------------------------------------
ASSETS

TOTAL CASH                                              -          10,659,541                -             -         10,659,541

NET RECEIVABLES - THIRD PARTY                           -             285,000                -             -            285,000
NET RECEIVABLES - INTERCOMPANY                          -                   -                -             -                  -
NET INVENTORIES                                         -                   -                -             -                  -
TOTAL PREPAID EXPENSES                                  -                   -                -             -                  -

                                              ----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                    -          10,944,541                -             -         10,944,541
                                              ----------------------------------------------------------------------------------

NET FIXED ASSETS                                        -                   -                -             -                  -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES               -          78,611,939      (78,461,939)     (150,000)                (0)
OTHER NONCURRENT ASSETS                                 -             462,226                -             -            462,226

TOTAL NON-CURRENT ASSETS                                -          79,074,165      (78,461,939)     (150,000)           462,226

                                              ----------------------------------------------------------------------------------
TOTAL ASSETS                                            -          90,018,706      (78,461,939)     (150,000)        11,406,767
                                              ==================================================================================


LIABILITIES
POST-PETITION NOTES                                     -                   -                -             -                  -
POST-PETITION PAYABLES - THIRD PARTY                    -             960,129                -             -            960,129
POST-PETITION PAYABLES - INTERCOMPANY                   -                   -                -             -                  -
TOTAL POST-PETITION ACCRUALS                            -             695,478                -             -            695,478

                                              ----------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                 -           1,655,607                -             -          1,655,607

TOTAL POST-PETITION NON-CURRENT LIABILITIES             -                   -                -             -                  -

TOTAL PREPETITION  LIABILITIES                          -         860,978,847                -             -        860,978,847

                                              ----------------------------------------------------------------------------------
TOTAL LIABILITIES                                       -         862,634,454                -             -        862,634,454

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                  -        (772,615,748)     (78,461,939)     (150,000)      (851,227,687)

                                              ----------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                  -          90,018,706      (78,461,939)     (150,000)        11,406,767
                                              ==================================================================================



POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of March 2, 2003
(in U.S. $'s)

                                                  Polaroid          Polaroid Latin       Polaroid Asia
                                                 Corporation        America Corp.        Pacific Ltd.        Inner City, Inc.
                                                ----------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                      17,858,030                    -                   -                      -
     Non-Interest Overdrafts                                  -                    -                   -                      -
     Current Long-Term Debt                         573,900,990                    -                   -                      -
                                                ----------------------------------------------------------------------------------
PRE-PETITION NOTES                                  591,759,019                    -                   -                      -

Pre-Petition Payables
     Trade Accounts Payable                          58,663,695              162,520                   -                 77,106
     Interco Payables-US to Foreign                           -                    -                   -                      -
     Interco Payables-Foreign to US                           -                    -                   -                      -
     Interco Payables-Domestic Subs                           -                    -                   -                      -
     Interco Payables-Foreign Subs                            -                    -                   -                      -
                                                ----------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                          58,663,695              162,520                   -                 77,106

Pre-Petition Accruals:
     Reserve Restructuring                           11,452,323                    -                   -                      -
     Accrued Payroll & Related Expenses               8,692,842                    -              64,705                      -
     Accrued Tax & Gov't Accounts                             -                    -                   -                      -
     Accrued Income Taxes                               (17,456)                   -                   -                      -
     Deferred Income Tax - Current                            -                    -                   -                      -
     Accrued Warranty                                         -                    -                   -                      -
     Other Accrued Liabilities                       48,992,819               31,007                   -                      -
     Post-Retirement Medical                                  -                    -                   -                      -
     Post-Employment Benefits                                 -                    -                   -                      -
     Other Accrued Taxes                             11,984,603                    -                   -                      -
                                                ----------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                          81,105,132               31,007              64,705                      -

                                                ----------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES              731,527,846              193,527              64,705                 77,106
                                                ----------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                  -                    -                   -                      -
     Post-Employment Benefits                        31,510,165                    -                   -                      -
     Long-Term Debt                                           -                    -                   -                      -
     Deferred Taxes                                   1,891,782                8,639                   -                      -
     Other                                           94,670,253                    -                   -                      -
                                                ----------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES          128,072,199                8,639                   -                      -

                                                ----------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                      859,600,046              202,165              64,705                 77,106
                                                ==================================================================================

(Continuation of Table)

                                                 Polaroid           Polaroid Digital         Polaroid ID        Polaroid
                                                Eyewear, Inc.        Solutions, Inc.         Systems, Inc.     Malaysia, Ltd.
                                                -----------------------------------------------------------------------------

CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                               -                 -                    -                     -
     Non-Interest Overdrafts                                  -                 -                    -                     -
     Current Long-Term Debt                                   -                 -                    -                     -
                                                ----------------------------------------------------------------------------
PRE-PETITION NOTES                                            -                 -                    -                     -

Pre-Petition Payables
     Trade Accounts Payable                                   -                 -              614,635                     -
     Interco Payables-US to Foreign                           -                 -                    -                     -
     Interco Payables-Foreign to US                           -                 -                    -                     -
     Interco Payables-Domestic Subs                           -                 -                    -                     -
     Interco Payables-Foreign Subs                            -                 -                    -                     -
                                                ----------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                   -                 -              614,635                     -

Pre-Petition Accruals:
     Reserve Restructuring                                    -                 -                    -                     -
     Accrued Payroll & Related Expenses                       -                 -                    -                     -
     Accrued Tax & Gov't Accounts                             -                 -                    -                     -
     Accrued Income Taxes                                     -                 -              214,177               199,078
     Deferred Income Tax - Current                            -                 -                    -                     -
     Accrued Warranty                                         -                 -                    -                     -
     Other Accrued Liabilities                                -                 -                    -                     -
     Post-Retirement Medical                                  -                 -                    -                     -
     Post-Employment Benefits                                 -                 -                    -                     -
     Other Accrued Taxes                                      -                 -                    -                     -
                                                ----------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                   -                 -              214,177               199,078

                                                ----------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                        -                 -              828,812               199,078
                                                ----------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                  -                 -                    -                     -
     Post-Employment Benefits                                 -                 -                    -                     -
     Long-Term Debt                                           -                 -                    -                     -
     Deferred Taxes                                           -                 -                    -                     -
     Other                                                    -                 -                    -                     -
                                                ----------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                    -                 -                    -                     -

                                                ----------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                -                 -              828,812               199,078
                                                ============================================================================

(Continuation of Table)

                                                   Sub Debt               PRD             PRD          Polaroid Memorial
                                                Partners Corp.       Investment, Inc. Capital, Inc.        Drive LLC
                                              ---------------------------------------------------------------------------

CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                          -                 -                 -                 -
     Non-Interest Overdrafts                             -                 -                 -                 -
     Current Long-Term Debt                              -                 -                 -                 -
                                              --------------------------------------------------------------------
PRE-PETITION NOTES                                       -                 -                 -                 -

Pre-Petition Payables
     Trade Accounts Payable                              -                 -                 -                 -
     Interco Payables-US to Foreign                      -                 -                 -                 -
     Interco Payables-Foreign to US                      -                 -                 -                 -
     Interco Payables-Domestic Subs                      -                 -                 -                 -
     Interco Payables-Foreign Subs                       -                 -                 -                 -
                                              --------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                              -                 -                 -                 -

Pre-Petition Accruals:
     Reserve Restructuring                               -                 -                 -                 -
     Accrued Payroll & Related Expenses                  -                 -                 -                 -
     Accrued Tax & Gov't Accounts                        -                 -                 -                 -
     Accrued Income Taxes                                -                 -                 -                 -
     Deferred Income Tax - Current                       -                 -                 -                 -
     Accrued Warranty                                    -                 -                 -                 -
     Other Accrued Liabilities                         673                 -                 -                 -
     Post-Retirement Medical                             -                 -                 -                 -
     Post-Employment Benefits                            -                 -                 -                 -
     Other Accrued Taxes                                 -                 -                 -                 -
                                              --------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                            673                 -                 -                 -

                                              --------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                 673                 -                 -                 -
                                              --------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                             -                 -                 -                 -
     Post-Employment Benefits                            -                 -                 -                 -
     Long-Term Debt                                      -                 -                 -                 -
     Deferred Taxes                                      -                 -                 -                 -
     Other                                               -                 -                 -                 -
                                              --------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES               -                 -                 -                 -

                                              --------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                         673                 -                 -                 -
                                              ====================================================================

(Continuation of Table)

                                                    Polaroid                                 Pacific
                                                 Partners, Inc.      Polint, Inc.      International, Inc.   PMC, Inc.
                                              ------------------------------------------------------------------------

CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                       -                 -                        -              -
     Non-Interest Overdrafts                          -                 -                        -              -
     Current Long-Term Debt                           -                 -                        -              -
                                              ----------------------------------------------------------------------
PRE-PETITION NOTES                                    -                 -                        -              -

Pre-Petition Payables
     Trade Accounts Payable                           -                 -                        -              -
     Interco Payables-US to Foreign                   -                 -                        -              -
     Interco Payables-Foreign to US                   -                 -                        -              -
     Interco Payables-Domestic Subs                   -                 -                        -              -
     Interco Payables-Foreign Subs                    -                 -                        -              -
                                              ----------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                           -                 -                        -              -

Pre-Petition Accruals:
     Reserve Restructuring                            -                 -                        -              -
     Accrued Payroll & Related Expenses               -                 -                    6,034              -
     Accrued Tax & Gov't Accounts                     -                 -                        -              -
     Accrued Income Taxes                             -                 -                        -            228
     Deferred Income Tax - Current                    -                 -                        -              -
     Accrued Warranty                                 -                 -                        -              -
     Other Accrued Liabilities                        -                 -                        -              -
     Post-Retirement Medical                          -                 -                        -              -
     Post-Employment Benefits                         -                 -                        -              -
     Other Accrued Taxes                              -                 -                        -              -
                                              ----------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                           -                 -                    6,034            228

                                              ----------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                -                 -                    6,034            228
                                              ----------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                          -                 -                        -              -
     Post-Employment Benefits                         -                 -                        -              -
     Long-Term Debt                                   -                 -                        -              -
     Deferred Taxes                                   -                 -                        -              -
     Other                                            -                 -                        -              -
                                              ----------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES            -                 -                        -              -

                                              ----------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                        -                 -                    6,034            228
                                              ======================================================================

(Continuation of Table)

                                           International      Mag Media,         Polaroid Eyewear         Polaroid Dry
                                           Polaroid Corp.       Limited            Far East Inc.           Imaging LLC
                                           ----------------------------------------------------------------------------

CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                 -                 -                         -                   -
     Non-Interest Overdrafts                    -                 -                         -                   -
     Current Long-Term Debt                     -                 -                         -                   -
                                           ------------------------------------------------------------------------
PRE-PETITION NOTES                              -                 -                         -                   -

Pre-Petition Payables
     Trade Accounts Payable                     -                 -                         -                   -
     Interco Payables-US to Foreign             -                 -                         -                   -
     Interco Payables-Foreign to US             -                 -                         -                   -
     Interco Payables-Domestic Subs             -                 -                         -                   -
     Interco Payables-Foreign Subs              -                 -                         -                   -
                                           ------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                     -                 -                         -                   -

Pre-Petition Accruals:
     Reserve Restructuring                      -                 -                         -                   -
     Accrued Payroll & Related Expenses         -                 -                         -                   -
     Accrued Tax & Gov't Accounts               -                 -                         -                   -
     Accrued Income Taxes                       -                 -                         -                   -
     Deferred Income Tax - Current              -                 -                         -                   -
     Accrued Warranty                           -                 -                         -                   -
     Other Accrued Liabilities                  -                 -                         -                   -
     Post-Retirement Medical                    -                 -                         -                   -
     Post-Employment Benefits                   -                 -                         -                   -
     Other Accrued Taxes                        -                 -                         -                   -
                                           ------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                     -                 -                         -                   -

                                           ------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES          -                 -                         -                   -
                                           ------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                    -                 -                         -                   -
     Post-Employment Benefits                   -                 -                         -                   -
     Long-Term Debt                             -                 -                         -                   -
     Deferred Taxes                             -                 -                         -                   -
     Other                                      -                 -                         -                   -
                                           ------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES      -                 -                         -                   -

                                           ------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                  -                 -                         -                   -
                                           ========================================================================

(Continuation of Table)


                                               Polaroid
                                                Online
                                             Services, Inc.    Subtotal          US Adjustments    Eliminations      Total
                                            -----------------------------------------------------------------------------------

CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                     -          17,858,030               -                -          17,858,030
     Non-Interest Overdrafts                        -                   -               -                -                   -
     Current Long-Term Debt                         -         573,900,990               -                -         573,900,990
                                            -----------------------------------------------------------------------------------
PRE-PETITION NOTES                                  -         591,759,019               -                -         591,759,019

Pre-Petition Payables
     Trade Accounts Payable                         -          59,517,956               -                -          59,517,956
     Interco Payables-US to Foreign                 -                   -               -                -                   -
     Interco Payables-Foreign to US                 -                   -               -                -                   -
     Interco Payables-Domestic Subs                 -                   -               -                -                   -
     Interco Payables-Foreign Subs                  -                   -               -                -                   -
                                            -----------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                         -          59,517,956               -                -          59,517,956

Pre-Petition Accruals:
     Reserve Restructuring                          -          11,452,323               -                -          11,452,323
     Accrued Payroll & Related Expenses             -           8,763,581               -                -           8,763,581
     Accrued Tax & Gov't Accounts                   -                   -               -                -                   -
     Accrued Income Taxes                           -             396,027               -                -             396,027
     Deferred Income Tax - Current                  -                   -               -                -                   -
     Accrued Warranty                               -                   -               -                -                   -
     Other Accrued Liabilities                      -          49,024,499               -                -          49,024,499
     Post-Retirement Medical                        -                   -               -                -                   -
     Post-Employment Benefits                       -                   -               -                -                   -
     Other Accrued Taxes                            -          11,984,603               -                -          11,984,603
                                            -----------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                         -          81,621,033               -                -          81,621,033

                                            -----------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES              -         732,898,009               -                -         732,898,009
                                            -----------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                        -                   -               -                -                   -
     Post-Employment Benefits                       -          31,510,165               -                -          31,510,165
     Long-Term Debt                                 -                   -               -                -                   -
     Deferred Taxes                                 -           1,900,421               -                -           1,900,421
     Other                                          -          94,670,253               -                -          94,670,253
                                            -----------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES          -         128,080,838               -                -         128,080,838

                                            -----------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                      -         860,978,847               -                -         860,978,847
                                            ===================================================================================


                                   EXHIBIT B

                   Monthly Operating Reports Service Parties


Kevin Pond                               Patricia Schrage, Esq.
Polaroid Corporation                     Securities & Exchange Commission
f/k/a Primary PDC, Inc.                  New York Office
1265 Main Street                         Branch/Reorganization
Waltham, MA 02451                        233 Broadway
By Overnight Courier                     New York, NY  10279
                                         By Overnight Courier
Mark Kenney, Esq.
Office of the U.S. Trustee               Perry M. Mandarino
844 King Street                          Partner
Wilmington, DE  19899                    Traxi LLC
By Hand-Delivery                         212 West 35th Street
                                         New York, New York 10001
Brendan Linehan Shannon, Esq.            By Overnight Courier
Young Conaway Stargatt & Taylor
LLP                                      Laura Davis Jones, Esq.
The Brandywine Building, 17th            Rachel Lowy Werkheiser, Esq.
Floor                                    Pachulski Stang Ziehl Young
1000 West Street                         Jones & Weintraub P.C.
P.O. Box 391                             919 N. Market Street, 16th Floor
Wilmington, DE 19899                     P.O. Box 8705 (19899)
By Hand-Delivery                         Wilmington, DE 19801
                                         By Hand-Delivery
Fred Hodara, Esq.
Philip Dublin, Esq.                      Marc A. Beilinson, Esq.
Akin, Gump, Strauss, Hauer               Ellen M. Bender, Esq.
  & Feld, L.L.P.                         Pachulski Stang Ziehl Young
590 Madison Avenue                       Jones & Weintraub P.C.
New York, NY 10022                       10100 Santa Monica Blvd., Suite
By Overnight Courier                     1100
                                         Los Angeles, CA 90067
Marshall Huebner, Esq.                   By Overnight Courier
Davis, Polk & Wardwell
450 Lexington Avenue                     Michael E. Foreman, Esq.
New York, NY 10017                       James D. Meade, Esq.
By Overnight Courier                     Proskauer Rose LLP
                                         1585 Broadway
Robert Scheibe, Esq.                     New York, NY 10036-8299
Morgan, Lewis & Bockius LLP              By Overnight Courier
101 Park Avenue
New York, NY 10178                       Adam Harris, Esquire
By Overnight Courier                     O'Melveny & Myers LLP
                                         30 Rockefeller Plaza
William H. Sudell, Jr., Esq.             New York, New York 10112-0002
Morris Nichols, Arsht & Tunnell          By Overnight Courier
1201 North Market Street
Wilmington, DE 19899
By Hand-Delivery

Miscellaneous:
01-10864-PJW Polaroid Corporation
---------------------------------

                            U. S. Bankruptcy Court

                             District of Delaware

Notice of Electronic Filing

The following transaction was received from Desgrosseilliers, Mark L. entered on 3/18/2003 at 3:12 PM EST and filed on 3/18/2003
Case Name:                 Polaroid Corporation
Case Number:               01-10864-PJW
Document Number:           2432

Docket Test:
Debtor-In-Possession Monthly Operating Report for Filing Period
FEBRUARY 3, 2003 THROUGH MARCH 2, 2003 Filed by Polaroid Corporation (Desgrosseilliers, Mark)

The following document(s) are associated with this transaction:

Document description:  Main Document
Original filename: S:\BANKRUPTCY\PRD\MOR-FEB THRU MAR.pdf
Electronic document Stamp:
[STAMP bkecfStamp_ID=983460418 [Date=3/18/2003] [FileNumber=1399054-0]
[5dcd1bc5afb168be42f07eb3595b756dc8224a137713e0b194cc2ac7afa9a3465dla
9cb60157043529d9a17c70ac8c62a9b45cbf695ded7ab4fec828192ele3a]]

01-10864-PJW Notice will be electronically mailed to:

William R. Baldiga         wbaldiga@brbilaw.com, cennis@brbilaw.com
                           ----------------------------------------

David J. Baldwin           bankruptcy@pacdelaware.com
                           --------------------------

Darcie P. Beaudin          dbeaudin@ropesgray.com
                           ----------------------

Leslie A. Berkoff          lberkoff@mhhlaw.com
                           -------------------

Ian Connor Bifferato       bankruptcy@bbglaw.com
                           ---------------------

Karen C. Biffertato        kcb@cblhlaw.com
                           ---------------

Rebecca L. Booth           booth@rlf.com, RBgroup@rlf.com
                           -------------  ---------------

Dustin Parker Branch       dustin.branch@kmzr.com
                           ----------------------
carole.levine@kmzr.com;adelle.shafer@kmzr.com;cora.sagara@kmzr.com;
alicia.castellanos@kmzr.com

Charles J. Brown           bankruptcymail@elzufon.com
                           --------------------------